                                                                    EXHIBIT 10.4

                        SHARE PURCHASE AND SALE AGREEMENT


                  THIS SHARE PURCHASE AND SALE AGREEMENT (this "Agreement") is made to be effective as of May 10, 1996, by and between D.P.E.C., Inc., an Ohio corporation (the "Company"), and Fran Papalios ("Fran").

                  WHEREAS, Fran owns of record and beneficially, in the aggregate, 22,275 common shares, without par value, of the Company (the "Common Shares"), which Common Shares constitute 50% of the issued and outstanding Common Shares on the date hereof;

                  WHEREAS, Fran desires to sell, and the Company desires to purchase, 14,850 of the Common Shares owned by Fran (the "Shares") on the terms and subject to the satisfaction of the conditions contained in this Agreement; and

                  WHEREAS, the Company and Fran desire to establish by this Agreement certain rights and obligations between them;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                         Sale and Purchase of the Shares

                  1.01. SALE AND PURCHASE. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, at the Closing (as hereinafter defined) Fran will sell to the Company, and the Company will purchase from Fran, the Shares. At the Closing, Fran will deliver to the Company stock certificate(s) evidencing the Shares, duly endorsed in blank or accompanied by assignment(s) separate from the certificate(s).

                  1.02. PURCHASE PRICE. The purchase price for the Shares is $1,250,000 payable by the Company at the Closing, of which $1,000,000 shall be paid by a bank draft or certified check and $250,000 shall be paid by a promissory note in substantially the form attached hereto as Exhibit 1.02 and incorporated herein by reference (the "Note").

                  1.03. SUBORDINATION. At the Closing, Fran will enter into a Subordination Agreement and Assignment with the Company for the benefit of Huntington National Bank (the "Bank") in substantially the form attached hereto as Exhibit 1.03 and incorporated herein by reference (the "Subordination Agreement").


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                  1.04. AUTOMOBILE. As additional consideration for the Shares, at the Closing the Company shall assign and transfer to Fran the Company-owned automobile which Fran is currently using.

                                   ARTICLE II

                                   The Closing

                  2.01. CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Vorys, Sater, Seymour and Pease, 52 E. Gay St., Columbus, Ohio 43215, on May 10, 1996, at 3:30 p.m., or at such other place or time as the parties may agree. The date and time at which the Closing occurs is hereinafter referred to as the "Closing Date."


                                   ARTICLE III

                     Representations and Warranties of Fran

                  Fran represents and warrants to the Company as follows:

                  3.01. TITLE TO SHARES. Fran owns of record and beneficially the Shares and such ownership is free and clear of any and all pledges, security interests, liens, charges, encumbrances and claims of any nature whatsoever except for any Encumbrance Exceptions. At the Closing, the Company will acquire good title to the Shares, free and clear of any and all pledges, security interests, liens, charges, encumbrances and claims of any nature whatsoever except for any Encumbrance Exceptions. For purposes hereof, "Encumbrance Exceptions" means any shareholder, pledge or other agreement to which the Company is a party.

                  3.02. AUTHORITY. Fran has full authority to execute and deliver this Agreement and the Subordination Agreement, the Shareholders Agreement, the Noncompetition Agreement, the Registration Rights Agreement, and the Pledge Agreement (collectively, "Fran's Other Agreements") and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and Fran's Other Agreements will be at the Closing, duly and validly executed and delivered by Fran, and upon such execution and delivery will constitute her valid and binding agreements and will be enforceable against her in accordance with their respective terms, subject to the Enforceability Exceptions. For purposes hereof, "Enforceability Exceptions" means the limitations that may be placed on enforceability by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and by general principles of equity.

                  3.03. CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery by Fran of this Agreement or Fran's Other Agreements, nor the consummation by Fran of the transactions contemplated by this Agreement and Fran's Other Agreements, will (i) require any consent, approval, authorization or permit of, or filing with or notification to, any


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governmental or regulatory authority, (ii) result in a default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Fran is a party or by which any of Fran's assets are bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Fran or any of Fran's assets.

                  3.04. BROKERAGE. There are no claims by any person for brokerage commissions, finder's fees or agent's commissions or like payment for which Fran is obligated or liable in connection with this Agreement or the transactions contemplated hereby.

                  3.05. KNOWLEDGE AND EXPERIENCE. Fran has such knowledge and experience with respect to business and financial matters that she is capable of evaluating the merits and risks of the sale of the Shares. By virtue of her relationship with the Company, Fran has had, and in making this sale is solely relying upon, her complete access to all relevant information regarding the business, operations, financial condition, assets, liabilities and prospects of the Company.


                                   ARTICLE IV

                  Representations and Warranties of the Company

                  The Company represents and warrants to Fran as follows:

                  4.01. CORPORATE ORGANIZATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio and has the requisite corporate power to carry on its business as it is now being conducted.

                  4.02. AUTHORITY. The Company has the requisite corporate power to execute and deliver this Agreement and the Note, the Shareholders Agreement, the Noncompetition Agreement, the Registration Rights Agreement and the Pledge Agreement (collectively, the "Company's Other Agreements") and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Company's Other Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all of the directors and shareholders of the Company. This Agreement has been, and the Company's Other Agreements will be at the Closing, duly and validly executed and delivered by the Company, and upon such execution and delivery will constitute the Company's valid and binding agreements and will be enforceable against the Company in accordance with their respective terms, subject to the Enforceability Exceptions.

                  4.03. CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery by the Company of this Agreement or the Company's Other Agreements, nor the consummation by the Company of the transactions contemplated by this Agreement and the Company's Other Agreements, will (i) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, (ii) result in a breach


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of the Company's articles of incorporation or code of regulations or a default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, agreement, lease or other instrument or obligation to which the Company is a party or by which any of the Company's assets may be bound, or
(iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of the Company's assets.

                  4.04. BROKERAGE. There are no claims by any person for brokerage commissions, finder's fees or agent's commissions or other like payment for which the Company is obligated or liable in connection with this Agreement or the transactions contemplated hereby.


                                    ARTICLE V

                         Other Covenants of the Parties

                  5.01. RESIGNATION. At the Closing, Fran will tender to the Company her written resignation as an employee and an officer of the Company, which resignation will be effective as of the Closing Date. Effective as of the Closing Date, all salary, fringe benefits and other forms of compensation payable by the Company to Fran will terminate, except as provided in the Noncompetition Agreement or this Agreement. Following the Closing, Fran may serve as an outside consultant to the Company providing such number of hours and services and receiving such compensation as the Company and Fran mutually agree.

                  5.02. NONCOMPETITION AGREEMENT. At the Closing, Fran and the Company will enter into a Noncompetition Agreement in substantially the form attached hereto as Exhibit 5.02 and incorporated herein by reference (the "Noncompetition Agreement").

                  5.03. REGISTRATION RIGHTS AGREEMENT. At the Closing, Fran and the Company will enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit 5.03 and incorporated herein by reference (the "Registration Rights Agreement"). At the Closing, the Company will cause Carol Clark ("Carol") also to enter into the Registration Rights Agreement.

                  5.04. SHAREHOLDERS AGREEMENT. At the Closing, Fran and the Company will enter into the Second Amended and Restated Shareholders Agreement in substantially the form attached hereto as Exhibit 5.04 and incorporated herein by reference (the "Shareholders Agreement"). At the Closing, the Company will cause Carol also to enter into the Shareholders Agreement.

                  5.05. PLEDGE AGREEMENT. At the Closing, Fran and the Company will enter into a Pledge and Security Agreement in substantially the form attached hereto as Exhibit 5.05 and incorporated herein by reference (the "Pledge Agreement"). At the Closing, pursuant to the terms of the Pledge Agreement, the Company shall deliver to Fran stock certificate(s) evidencing


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the Shares pledged thereunder, duly endorsed in blank or with separate powers attached (the "Pledged Instruments").

                  5.06. RELEASE FROM LIABILITY. The Company will use its best efforts to arrange with the Bank to have Fran removed as a guarantor on and released from any liability with respect to any loans and other debts of the Company which Fran may have personally guaranteed.

                  5.07     PROPRIETARY INFORMATION AND INVENTIONS.

                           (a) Fran shall hold in a fiduciary capacity, for the
                  benefit of the Company, all Proprietary Information and she shall keep confidential and shall not disclose any Proprietary Information to any person without the prior written consent of the Company. All Proprietary Information, including Inventions, shall be the exclusive property of the Company, and Fran shall be deemed at the Closing to have assigned the same to the Company. At any time after the Closing, Fran and Fran's heirs, executors, administrators, and legal representatives, at the Company's request and expense, shall provide all information, documents, testimony and other assistance, and shall execute all assignments or other documents, that the Company considers to be necessary or appropriate for the Company to acquire, maintain, perfect or exercise any form of legal protection, including but not limited to patent or copyright protection, that the Company deems desirable in relation to any of the Inventions.

                           (b) (1) "Proprietary Information" means any
                  information acquired by Fran during or as a result of her employment or consulting with the Company (including information conceived, discovered or developed by Fran), which is not in the public domain, and which relates to the business or contemplated business of the Company, whether such information is patentable or unpatentable, copyrightable or uncopyrightable. By way of example, Proprietary Information includes Inventions (as defined below), information of a technical nature, such as trade secrets, innovations, discoveries, formulae, algorithms, research projects, software, source codes, work processes, flow charts, test data, technical writings, and confidential information of other parties which is provided to the Company by any agreement under which the Company has an obligation to protect the confidentiality of same. Proprietary Information also includes matters of a business nature, such as customer lists, customer requirements and preferences relating to the business of the Company, costs or prices or license fees or maintenance fees or other financial information such as sales, profits, expenses, financial projections, financial goals, local, state and federal tax returns, litigation,


                                       5
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                   compensation, personnel data, business plans, and market
                   research. Notwithstanding the foregoing, Proprietary Information does not include information that is in the public domain (other than by acts by Fran or her representatives in violation of this Section 5.07).

                                    (2) "Inventions" means any inventions,
                  improvements, works of authorship, designs, plans, creative or professional work product, discoveries or innovations, whether of a technical or business nature, whether patentable or unpatentable, copyrightable or uncopyrightable, relating in any way to the business or contemplated business of the Company and conceived or reduced to practice by Fran, either alone or with others, either within or without normal working hours, during Fran's employment with the Company, including all data, records, physical embodiments and intellectual property pertaining thereto.

                  5.08. LIFE INSURANCE. Each of Fran and Carol has procured, as policy owner and beneficiary, two policies of term insurance on the life of the other with aggregate face amounts of $1,000,000. At the Closing, Fran shall assign to the Company or its designee the policies and benefits covering Carol's life and the Company shall cause Carol to assign to Fran or her designee the policies and benefits covering Fran's life.

                  5.09. EXPENSES AND TAXES. Each party will be responsible for all costs and expenses incurred by such party in connection with this Agreement and the transactions contemplated hereby, including any tax liability incurred by such party.

                  5.10. FURTHER ASSURANCES. Subject to the terms and conditions contained in this Agreement, each party hereto will use such party's best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to cause the Closing to occur and to consummate and make effective the sale and purchase of the Shares and the other transactions contemplated by this Agreement.


                                   ARTICLE VI

                               Closing Conditions

                  6.01. CONDITIONS TO THE OBLIGATIONS OF FRAN. The obligations of Fran to effect the transactions contemplated hereby are subject to the satisfaction, at or prior to the Closing, of the following conditions, any one or more of which may be waived by Fran:

                           (a) The delivery by the Company to Fran of a bank
                  draft or certified check in the amount of $1,000,000 and of the Note in the amount of $250,000, as provided in Section
                  1.02 hereof;


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                           (b) The delivery by the Company to Fran of a duly
                  endorsed certificate of title to the automobile, as provided in Section 1.04 hereof;

                           (c) The execution and delivery by the Company to Fran
                  of the Noncompetition Agreement and the Pledge Agreement (including the Pledged Instruments), as provided in Sections
                  5.02 and 5.05 hereof, respectively;

                           (d) The Company's and Carol's execution and delivery
                  to Fran of the Registration Rights Agreement and the Shareholders Agreement, as provided in Sections 5.03 and 5.04 hereof, respectively;

                           (e) Fran shall have been removed as a guarantor and
                  released from liability as provided in Section 5.06 hereof;

                           (f) The assignment by Carol to Fran or her designee
                  of life insurance policies covering Fran's life, as provided in Section 5.08 hereof;

                           (g) The execution and delivery by the Company to Fran
                  of a certificate, signed by Carol as President of the Company, to the effect that the representations and warranties of the Company set forth in this Agreement were true and correct as of the date hereof and are true and correct as of the Closing Date as though made at and as of the Closing Date; and

                           (h) The representations and warranties of the Company
                  set forth in Article IV hereof shall be true and correct as of the date hereof and as of the Closing Date and the Company shall have performed and complied with all other provisions contained in this Agreement required to be performed and complied with by the Company at or prior to the Closing.


                  6.02. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the transactions contemplated hereby are subject to the satisfaction, at or prior to the Closing, of the following conditions, any one or more of which may be waived by the Company:

                           (a) The assignment and delivery by Fran to the
                  Company of stock certificate(s) evidencing the Shares, as provided in Section 1.01 hereof;


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                           (b) The execution and delivery by Fran to the Company
                  of the Registration Rights Agreement and the Shareholders Agreement, as provided in Sections 5.03 and 5.04 hereof, respectively;

                           (c) The execution and delivery by Fran to the Company
                  of the Subordination Agreement, Fran's written resignation, the Noncompetition Agreement and the Pledge Agreement, as provided in Sections 1.03, 5.01, 5.02 and 5.05 hereof, respectively;

                           (d) The assignment by Fran to the Company or its
                  designee of life insurance policies covering Carol's life, as provided in Section 5.08 hereof;

                           (e) The execution and delivery by Fran to the Company
                  of a certificate to the effect that the representations and warranties of Fran set forth in this Agreement were true and correct as of the date hereof and are true and correct as of the Closing Date as though made at and as of the Closing Date; and

                           (f) The representations and warranties of Fran set
                  forth in Article III hereof shall be true and correct as of the date hereof and as of the Closing Date and Fran shall have performed and complied with all other provisions contained in this Agreement required to be performed and complied with by Fran at or prior to the Closing.


                                   ARTICLE VII

                            Miscellaneous Provisions

                  7.01. AMENDMENT AND MODIFICATION. This Agreement may be amended only by a written agreement signed by the parties hereto.

                  7.02. WAIVER OF COMPLIANCE; CONSENTS. Except as otherwise provided in this Agreement, any failure of a party to comply with any representation, warranty, covenant, or condition contained herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  7.03. SURVIVAL OF REPRESENTATIONS. WARRANTIES AND COVENANTS. The representations, warranties and covenants of the parties contained herein shall survive the Closing and shall be deemed to be material and to have been relied upon by the parties.


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                  7.04. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses and facsimile numbers (or at such other address or number for a party as shall be specified by like notice, provided that notices of a change of address or number shall be effective only upon receipt thereof):

                           (a)      if to Fran:
                                    Fran Papalios
                                    4170 Waddington Road
                                    Columbus, Ohio 43220
                                    Facsimile No: (614) 459-0049

                                    with a copy to:
                                    Daniel M. Maher, Esq.
                                    Squire, Sanders & Dempsey
                                    1300 Huntington Center
                                    41 South High Street
                                    Columbus, Ohio 43215
                                    Facsimile No.:  (614) 365-2499

                           (b)      if to the Company:
                                    D.P.E.C., Inc.
                                    1679 Old Henderson Road
                                    Columbus, Ohio  43220
                                    Facsimile No.:  (614) 457-1105
                                    Attention:  Carol Clark

                                    with a copy to:
                                    Michael A. Cline, Esq.
                                    Vorys, Sater, Seymour and Pease
                                    52 East Gay Street
                                    Columbus, Ohio  43215
                                    Facsimile No.:  (614) 464-6350

                  7.05. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, personal representatives and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto. This Agreement is not intended to confer upon any person except the parties hereto any rights or remedies hereunder.

                  7.06. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio (regardless of the laws that might otherwise govern under applicable Ohio principles of conflicts of law) as to all matters.


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                  7.07. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.08. INTERPRETATION. The captions contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

                  7.09. ENTIRE AGREEMENT. This Agreement, including the other agreements and instruments referred to herein, embody the entire agreement and understanding of the parties hereto in respect to the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes, replaces and terminates all prior agreements and understandings between the parties with respect to the subject matter of this Agreement, including, without limitation, the Letter of Intent, dated March 15, 1996, between Fran and Carol.

                  IN WITNESS WHEREOF, each of the parties has executed, or caused its duly authorized officer to execute, this Agreement effective as of the date first above written.



                                  D.P.E.C., INC.



                                  By:  /s/ Carol Clark, Pres.
                                       -----------------------------------------
                                       Carol Clark, its President



                                       /s/ Fran Papalios
                                       -----------------------------------------
                                       Fran Papalios


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